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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 19, 2006

                               CONOLOG CORPORATION

               (Exact name of registrant as specified in charter)

          Delaware                 0-8174                  22-1847286
----------------------------   --------------   --------------------------------
(State or other jurisdiction     (Commission    (IRS Employer Identification No.
      of incorporation)         File number)

                  5 Columbia Road, Somerville, New Jersey 08876
               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information included in Item 3.02 of this current report on Form 8-K/A is incorporated by reference into this Item 1.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Conolog Corporation (the "Company") in a report on Form 8-K, which was filed with the Securities and Exchange Commission on January 25, 2006, reported that it completed the sale of debentures having an aggregate principal balance of $1,000,000, pursuant to a Subscription Agreement dated January 19, 2006 (the "Subscription Agreement"). The sale of the debentures is part of a private placement to certain accredited investors (the "Debenture Offering"). This Amendment is being filed to report that pursuant to the Subscription Agreement and as part of the Debenture Offering, on January 27, 2006, the Company completed the sale of an additional Convertible Debenture. The principal amount of the additional Convertible Debenture is $250,000 and, subject to stockholder approval if required by any applicable Nasdaq rule, it is convertible into an aggregate of 200,000 shares of the Company's common stock at a conversion price of $1.25 per share. As part of the sale of this Debenture, the Company also issued the investor a warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $.9579 per share, exercisable beginning at any time on the sooner of July 18, 2006 or the date the Company's stockholders approve the issuance of the Company's common stock issuable on conversion of the Convertible Debenture (if such approval is required by the applicable rules of the Nasdaq) through the fifth anniversary of the issuance.

First Montauk Securities Corp. acted as the selling agent in the Debenture Offering. The Company paid First Montauk Securities Corp. $125,000 (10% of the principal amount of the convertible debentures sold in the Debenture Offering) and issued First Montauk Securities Corp. warrant(s) to acquire 200,000 shares of the Company's common stock (20% of the aggregate number of shares of the Company's common stock that the subscribers would receive if they, immediately after the closing of the sale of the debentures, converted the entire principal amount of their debentures) on the same terms and conditions as the warrants issued to the Subscribers.

The issuance and sale of the common stock and warrants pursuant to the Subscription Agreement was made in reliance upon the exemption provided in
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the Private Placement. The issuance of the warrant to the selling agent was made in reliance upon the exemption provided in Section 4(2) of the Securities Act. Each of the warrants and the certificates representing shares of the Company's common stock and warrants issued pursuant to the Subscription Agreement contain restrictive legends preventing the sale, transfer or other disposition of such shares and warrants, unless registered under the Securities Act.

Pursuant to the Subscription Agreement, the Company is required to register the resale of the securities and the (securities issuable upon the exercise of the warrants) under the Securities Act. Pursuant to the Selling Agent Agreement, the Company is required to register the resale of the securities issuable upon the exercise of the warrant issued to the Selling Agent. A copy of the press release announcing these events is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Proforma Financial Information. N/A

(c) Financial Statements and Exhibits


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         EXHIBIT NO.          DESCRIPTION

            10.1              Form of Subscription Agreement* +

            10.2              Form of Warrant +

            10.3              Form of Convertible Note +

            10.04             Form of Selling Agent Agreement* +

            99.1              Press Release dated January 24, 2006 + (1)

            99.2              Press Release dated January 31, 2006

* Schedules and attachments to this Exhibit have been omitted in accordance with
Item 601(b) of Regulation S-B. The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon request.

+ Incorporated by reference to the 8-K filed with the Securities and Exchange Commission on January 25, 2006.

(1) This 8-K/A is also being filed to note that the correct date of this press release is January 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CONOLOG CORPORATION

Dated: January 30, 2006

                                          /s/ Marc Benou
                                          --------------------------------------
                                          Marc Benou
                                          Chief Operating Officer,
                                          President and Secretary